Exhibit 10.7

Note:  Throughout this document, certain confidential material contained herein has been omitted and has been separately filed with the Commission.  Each omission has been marked with an [***].

THE UNIVERSITY OF SOUTHERN CALIFORNIA
RESEARCH AGREEMENT

This Research Agreement is effective as of January 1, 2006 between the University of Southern California, a non-profit, educational institution incorporated under the laws of the State of California, (hereinafter referred to as "USC") and Global Photonic Energy Corporation, a corporation existing under the laws of the State of Pennsylvania, (hereinafter referred to as "GPEC").

1.	Statement of Work

USC, has valuable experience, skill and ability in the area of photosensitive optoelectronic technology for photonic energy conversion. OPEC desires to have USC undertake a research project in the above-named, area in accordance with the scope of work described in Exhibit A, Research Proposal. USC agrees to use reasonable effort to perform the research project described therein and hereafter referred to as the "Research." The scope of work will be reviewed annually during the month of March at which time OPEC may decide not to continue to pursue tasks approved in the Research Proposal. USC will identify costs associated with future work of the task(s) and the total, budget will be reduced by that amount unless alternative task(s) are proposed and agreed upon by OPEC.

2.	Continuity

This Research Agreement between USC and GPEC is being entered into at the request of USC and arises from the fact that Professor Forrest has changed his institutional affiliation from Princeton University to the University of Michigan ("MICHIGAN"). It is the intent of the parties that, notwithstanding the fact that certain parties may be altered, no discontinuity or change in substantive tights shall be created between this Agreement, on the one hand, and the June 9, 2004 and May 1, 1998 Research Agreements, on the other. Further, both parties intend that no discontinuity or change in rights shall herein be created relative to the May 1, 1998 License Agreement or the same as amended or restated in the future, except for the fact the MICHIGAN shall become a party to the License Agreement.

3.	Principal Investigator

The Research, will, be supervised by Professor Mark E. Thompson at USC and under subcontract, Professor Stephen R. Forrest at MICHIGAN. If for any reason Professor Thompson is unable to continue to serve as Principal Investigator and a successor acceptable to both. USC and OPEC is not available, this Agreement shall be terminated as provided in Article 7.

4.	Period of Performance

This Research will be conducted during the period May 1, 2006 through April 30, 2009, but may be extended by agreement of the Parties.

5.	Reimbursement of Costs

GPEC shall reimburse USC for all costs incurred in connection with the Research up to the amount of $2,624,893. While it is estimated that this amount is sufficient to conduct the research, USC may submit to OPEC a revised budget requesting additional funds. Written authorization is required if either Professor Thompson or Professor Forrest wish to exceed the yearly allocations listed in the approved budget (Exhibit B).

OPEC is not liable for any cost in excess of the amount specified herein unless this Agreement is modified in writing. Any funds paid to USC and not expended upon expiration or termination of this Agreement (including all extensions thereof) shall be returned to GPEC by USC.

6.	Payment

(a)
OPEC shall make payments to USC, with the first payment of $215,024.25 due upon invoice and within thirty (30) days from the signing of this Agreement. The balance is due in accordance with the following schedule upon invoice:

Date: August 1, 2006	Amount $215,024.25
Date: November 1, 2006	Amount $215,024.25
Date: February 1, 2007	Amount $215,024.25
Date: May 1, 2007	Amount $216,423.25
Date: August 1, 2007	Amount $216,423.75
Date: November 1, 2007	Amount $216,423.75
Date: February 1, 2008	Amount $216,423.75
Date: May 1, 2008	Amount $224,775.75
Date: August 1, 2008	Amount $224,775.75
Date: November 1, 2008	Amount $224,775.75
Date: February 1, 2009	Amount $224,775.75

(b)	Expenditures will be reviewed quarterly upon receipt of the financial reports to determine whether adherence to the above payment schedule should be adjusted.

(c)	Checks shall reference "GPEC/Dr. Mark Thompson" and shall be made payable to the University of Southern California and sent to:

The University of Southern California
Sponsored Projects Accounting
File Number 52095
Los Angeles, California 90074-2095

(d)	Interest shall accrue on the amounts paid by GPEC until spent by USC. The accrued interest will be used to support this project.

7.	Termination

This Agreement and the Amended License Agreement dated May 1, 1998, as the same may be amended from time to time, between USC, Princeton, and OPEC are integral parts of the relationship between the parties. The parties intend that termination of both Agreements are to occur only under extreme situations, and in the absence of any reasonable alternatives, as described herein. This Agreement is designed to provide maximum flexibility to perform the Research. Therefore, not achieving the desired objective is not a ground for termination of this Agreement.

GPEC may terminate performance under this Agreement upon sixty (60) days' written notice. Upon termination, USC will be reimbursed for all costs and non-cancelable commitments incurred in the performance of the research and not yet paid for, such reimbursement together with other Payments not to exceed the total estimated project costs specified in Article 5. Upon termination, any obligation of GPEC for graduate students' support shall end no later than the end of USC's academic year following termination.. USC may terminate performance, upon sixty (60) day's -Written notice, if circumstances beyond its control preclude continuation of the research.

8.	Intellectual Property

Title to any inventions first conceived by USC personnel in the performance of the work funded under this Agreement shall vest in USC, USC hereby grants to OPEC the exclusive license to any and all such inventions on terms and conditions of the certain. Amended License Agreement between USC, Princeton and Global Photonic Energy Corporation dated May 1, 1998, as the same may be amended from time to time (the "Amended License Agreement").

Title to any inventions first conceived by MICHIGAN personnel in the performance of the work funded under this Agreement shall vest in MICHIGAN. USC shall specify in any subcontract with MICHIGAN relating hereto, that MICHIGAN shall notify both USC arid. GPEC of any such inventions funded under the subcontract and that MICHIGAN will thereby grant to GPEC the exclusive license to any and all such inventions on terms and conditions of the Amended License Agreement. The Amended License Agreement shall be managed by USC in accordance with the Interinstitutional Agreement dated May 1, 1998, as the same may be amended from time to time, between USC and Princeton.

USC shall promptly provide a complete written disclosure for each and every invention first conceived or discovered in the performance of the work funded under this Agreement, including MICHIGAN technologies disclosed to USC as required under any subcontract relating hereto. All such inventions shall automatically become subject to the Amended License Agreement.

USC shall provide timely input for the preparation and filing of intellectual property protection for invention disclosures made to OPEC tinder this Agreement.

Title to any inventions first conceived jointly by personnel from MICHIGAN, USC or GPEC shall vest jointly in the names of USC, MICHIGAN, or OPEC as appropriate, and shall be subject to the Amended License Agreement.

No other commercial entity shall fund Professor Thompson's or Professor Forrest's work in the area of photovoltaic cells for photonic energy conversion.

9.	Publication

USC shall have the right, at its discretion, to release information or to publish any material resulting from the Research. USC shall furnish OPEC with a copy of any proposed publication thirty (30) days prior to submission for publication for review and comment. GPEC may request USC to delay publishing such proposed publication for a maximum of an additional sixty (60) days in order to protect the potential possibility of any invention described therein.

USC and MICHIGAN will provide GPEC with, an electronic copy of any presentation relating to the Research presented by the Researchers to external parties within thirty (30) days of the presentation.

USC and MICHIGAN shall give OPEC the option of receiving an acknowledgement in any publication for its sponsorship of the Research.

10.	Consultation

Selected personnel of GPEC, designated by OPEC to USC, shall have the right to confer with the Principal Investigator and his associates for such reasonable periods and at such times as are mutually agreeable.

11.	Publicity and Use of Names

Neither GPEC nor USC will use the name of the other in connection with any products, promotional literature, or advertising material without the prior written permission of the other party which shall not be unreasonably withheld, or except to the extent required by law. This shall not include documents available to the public that identify the existence of the Agreement. If appropriate, USC shall acknowledge GPEC as a sponsor and exclusive licensee of certain photovoltaics technologies for energy conversion developed in the laboratory of Professor Mark E. Thompson.

12.	Reports

USC shall furnish OPEC calendar year quarterly reports during the term of this Agreement summarizing the research conducted. These quarterly reports shall be due the first day of the 2" month following the end of the quarter being reported. The written quarterly reports shall include review of specific research work that has been completed during the quarter, review of data and other relevant information for research work that has been completed during the quarter and an overview of specific research work plans for the following quarter and expected impact. Performance metrics (Voc, Jsc, FF, PCE ) will be reported for solar cells under standard test conditions.

A final report setting forth the accomplishments and significant research findings shall be prepared by USC and submitted to GPEC within ninety (90) days of the expiration of the Agreement.

USC shall also furnish to GPEC an annual expenditure report outlining spending by major budget categories listed in the proposed budget.

13.	Proprietary/Confidential Information

All information given to GPEC by USC or MICHIGAN or by GPEC to USC or MICHIGAN shall be used only for the purposes given and shall be held in confidence by the receiving party, except if disclosure is required by law, so long as such information (i) remains unpublished by the giving party or does not otherwise become in the public domain, (ii) is not lawfully received by the receiving party from a third party, or (iii) is independently developed by the receiving party without the benefit of such information. USC, MICHIGAN and GPEC agree to use all reasonable efforts to maintain the confidentiality of the information provided to it by the other party. USC designated recipients shall only be Professor Mark E. Thompson. USC will ensure that its subcontractor shall also comply with this clause.

USC retains the right to refuse to accept any such information that it does not consider essential to the completion of the Research.

14.	Indemnification

GPEC agrees to indemnify, defend, and hold harmless USC and/or any trustee, officer, employee, or other representative of USC from and against all claims, demands, suits, investigations, judgments, settlements, liabilities and expenses (including reasonable legal fees and expenses of counsel acceptable to USC) arising out this Agreement, other than for damage arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of USC, its trustees, officers, agents, or employees.

15.	Limitation of Liability

To the maximum extent permitted by law, in no event will either party be responsible for any incidental damages, consequential damages, exemplary damages of any kind, lost goodwill, lost profits, lost business and/or any indirect economic damages whatsoever regardless of whether such damages arise from claims based upon contract, negligence, tort (including strict liability or other legal theory), a breach of, any warranty or term of this agreement, and regardless of whether a party was advised or had reason to know of the possibility of incurring such damages in advance.

16.	Warranties

USC makes no warranties, express or implied, as to any matter whatsoever, including, without limitation, the condition of the research or any inventions(s) or, product(s), whether tangible or intangible, conceived, discovered, or developed under this Agreement; or the ownership, merchantability, or fitness for a particular purpose of the research or any such invention or product. USC shall not be liable for any direct, consequential, special or other damages suffered by any licensee or any others resulting from the use of the research or any such invention or product.

17.	Equipment

Title to any equipment purchased or manufactured in the performance of the work funded under the Agreement shall, vest in USC.

18.	Assignment

Neither party shall assign this Agreement to another without the prior written consent of the other party which will not be unreasonably withheld; provided, however, that OPEC may assign this Agreement to a successor in ownership of all or substantially all its business assets. Such successor shall expressly assume in writing the obligation to perform in accordance with the terms and conditions of this Agreement. Any other purported assignment shall be void.

19.	Notices

Notices, invoices, communications, and payments hereunder shall be sent to the following contacts for the parties:

For GPEC:	For USC:
Aaron L. Wadell, COO	Vanessa Nichols
Global, Photontic Energy Corporation	Contracts and Grants Administrator
375 Phillips Boulevard.	University of Southern California
Ewing, New Jersey 08618	837 West Downey Way
Phone: 609-434-0002	Los Angeles, CA 90087-1147
Fax: 801-406-3156	Phone: 213-740-7762
email: awadell@globalphotonic.corn	Fax: 213-740-6070
email: vnichols@usc.edu

20.	Independent Inquiry

Nothing in this Agreement shall be construed to limit the freedom of researchers who are not participants in this Agreement from engaging in similar research inquiries made independently under other grants, contracts or agreements with parties other than GPEC.

21.	Visiting Personnel

During the term of the Agreement, GPEC may appoint Visiting Personnel (Visitors) to work in support of the Research and separately toward the advancement of OPEC's technology development goals in the research laboratories of Professor Thompson and/or Professor Forrest. Visitors shall be given appropriate access to complete these goals and shall be subject to Exhibit C, Visiting Personnel Terms and Conditions.

22.	Governing Law

The laws of the State of New York shall govern this Agreement.

USC and OPEC agree to abide by all Federal, State and local laws, rules, regulations, and ordinances in the performance of this Agreement.

23.	Subcontract to MICHIGAN

This research collaboration includes a subcontract with MICHIGAN which USC will execute and manage. The terms of that research agreement will be substantially the same as the current arrangement between USC and Princeton, and USC agrees to disclose those terms to OPEC at GPEC's request.

24.	MICHIGAN to Join Amended License Agreement and Interinstitutional Agreement

In connection with its roles as subcontractor hereunder, effective as of the date hereof, MICHIGAN agrees to become a party to both the Amended License Agreement and the Interinstitutional Agreement.

25.	Arbitration

In the event of a dispute between the parties, the aggrieved party shall notify the other party and provide a detailed description of the alleged problem. The parties agree to use reasonable efforts to resolve such dispute by good faith negotiations and mutual agreement. In the event such informal resolution is not successful within a reasonable period of time, the parties hereby agree to submit any claim or dispute arising out of or relating to the terms of this Agreement to private and confidential arbitration by a single neutral arbitrator in New York, New York. Subject to the terms of this paragraph, the Arbitration Rules of JAMS shall govern the arbitration proceedings. The arbitrator shall be appointed by agreement of the Parties hereto or, if no agreement can be reached, by JAMS pursuant to its Rules. The decision of the arbitrator shall be final and binding on all Parties to this Agreement, and judgment thereon may be entered in any court of competent jurisdiction. The arbitrators shall have no power to add to, or subtract from or modify any of the terms or conditions of this Agreement, the Amended License Agreement, and the Interinstitutional Agreement, including any amendments or changes as may be approved by the parties from time to time. The costs of the arbitration proceeding, including all attorneys' fees, shall be paid by the Party against whom the arbitrator rules. This arbitration procedure is intended to be the sole and exclusive method of resolving any claim arising out of or relating to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate by proper persons thereunto duly authorized.

Global Photonic Energy Corporation		University of Southern California

By:	/s/ Aaron L. Wadell	By:	/s/ Barbara A. Lewis
Name:	Aaron L. Wadell	Name:	Barbara A. Lewis
Title:	Chief Operating Officer	Title:	Deputy Director, Department of Contracts and Grants

Date:	4/24/06	Date:	4-12-06

Read and Understood:
Date:	April 12, 2006		/s/ Mark E. Thompson
Mark E. Thompson, Professor and Principal Investigator

Read and Understood:
Date:			/s/ Stephen R. Forrest
Stephen R. Forrest, Professor and Principal Investigator

EXHIBIT A

[***]

A-1

EXHIBIT B

PROPOSED GPEC BUDGET: Mark E. Thompson (P1)
Title: Thin Film Solid State Organic Energy Conversion Devices
Period of Performance: 05/01/06 - 04/30/2009

	YEAR 1	02/15/2006 -	YEAR 3	TOTALS
	05/01/2006 -	05/01/2007 -	05/01/2008 -
	4/30/2007	4/30/2008	4/30/2009
A. SALARIES

[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Total PI and Postdoc Salaries	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

Total Salaries	[***]	[***]	[***]	[***]

B. FRINGE BENEFITS

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

C. MATERIALS & SUPPLIES

Chemicals, solvents, gases, glassware, subtrates, etc.	24,000	21,000	18,000	63,000
Elemental analysis, crystallography	1,000	1,000	1,000	3,000

Total Materials & Supplies	25,000	22,000	19,000	66,000

D. TRAVEL	2,000	2,000	2,000	6,000

Total Direct Costs	152,290	152,453	152,744	457,487

F. INDIRECT COSTS (MTDC)
2/1/06 to 6/30/06, 62.5%	39,659	0	0	39,659
7/1/06 on, 63.0%	55,967	96,046	96,229	248,241

Indirect Costs for first $25K subcontract
2/1/06 to 6/30/06, 62.5%	15,625	0	0	15,625

Total Indirect Costs	111,251	96,046	96,229	303,525

G. SUBTOTALS	263,541	248,499	248,973	761,012

H. UNIVERSITY OF MICHIGAN (SUBCONTRACT)	596,556	617,194	650,130	1,863,880

I. TOTAL REQUESTED	860,097	865,693	899,103	2,624,893

J. GRAND TOTAL REQUESTED	2,624,893

B-1

PROPOSED GPEC BUDGET: Stephen R. Forrest			Increment	1.04
Title: Thin Film Solid State Organic Energy Conversion Devices
Period of Performance: 05/01/06 - 04/30/2009
	Year 1	Year 2	Year 3	TOTALS
	05/01/2006 -	05/01/2007 -	05/01/2008 -
	4/30/2007	4/30/2008	4/30/2009

A. Salaries
						AY Base
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]		[***]

Total Salaries	[***]	[***]	[***]	[***]

B. Fringe Benefits

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]		[***]

C. Materials & Supplies

Chemicals, solvents, gases, glassware, etc.	26,225	27,800	29,760	83,785
MNF user fees	38,160	39,686	41,274	119,120		795	fee/mo/R
Elemental analysis, crystallography	2,000	2,080	2,163	6,243

Copying, toll, shipping, computer supplies	725	754	784	2,263

Publication costs	2,000	2,000	3,000	7,000

Total Materials & Supplies	69,110	72,320	76,981	218,412

D. Travel	8,000	8,320	8,653	24,973

E. Equipment	60,000	60,000	65,000	185,000

Total Direct Costs	427,982	443,147	467,071	1,338,200

G. Indirect Costs
Modified TDC base	293,172	305,345	321,157	919,674

1/15/06 to 6/30/06, 58%	85,020			85,020
7/1/06 on, 57.0%	83,554	174,047	183,059	440,660
	0			0

Total Indirect Costs	168,574	174,047	183,059	525,680

Total Requested Per Year	596,556	617,194	650,130	1,863,879

B-2